                               POWER OF ATTORNEY

     We, the undersigned directors and officers of Imperial Credit Industries, Inc., do hereby constitute and appoint H. Wayne Snavely and Irwin L. Gubman, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with the Registration Statement to which this power of attorney is attached as an exhibit, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendment) to this Registration Statement, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and we do hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                     TITLE                         DATE
------------------------------  ----------------------------------  ---------------------
/s/ H. Wayne Snavely            Chairman of the Board and Chief     March 16, 2001
-----------------------
H. Wayne Snavely                Executive Officer and President
                                and Director (Principal Executive
                                Officer)

/s/ Brad S. Plantiko            Executive Vice President, Chief     March 16, 2001
-----------------------
Brad S. Plantiko                Financial Officer and Director
                                (Principal Financial Officer)
/s/ Stephen J. Shugerman        Director                            March 16, 2001
-----------------------
Stephen J. Shugerman

/s/ Robert S. Muehlenbeck       Director                            March 16, 2001
-----------------------
Robert S. Muehlenbeck

/s/ Perry A. Lerner             Director                            March 16, 2001
-----------------------
Perry A. Lerner

/s/ James P. Staes              Director                            March 16, 2001
-----------------------
James P. Staes